Revenues - Disclosure of Net Revenues From Sales (Detail) - ARS ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Revenue [abstract]
Sale of products	$ 101,184,148	$ 84,911,070	$ 76,427,014
- Domestic market	101,117,545	84,837,488	76,247,508
- External customers	66,603	73,582	179,506
Services rendered	3,329,855	3,084,579	4,437,963
(-) Bonuses / Discounts	(30,845,857)	(25,168,828)	(8,785,683)
Total	$ 73,668,146	$ 62,826,821	$ 72,079,294